SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 12, 2002

CREATIVE COMPUTER APPLICATIONS, INC
(Exact name of Registrant as specified in its charter)

California
(State or other jurisdiction of incorporation or organization)

0-12551	95-3353465
(Commission File No.)	(IRS Employer Identification Number)

26115-A Mureau Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code	(818) 880-6700

ITEM 5.   OTHER EVENTS

The Company is enclosing as an attachment a Consent of Independent Certified Public Accountants to incorporate by reference in the Registration Statement on Form S-8 and Registration Statement on Form S-3 (File No. 33-89278) of the report dated October 25, 2002, relating to the financial statements of Creative Computer Applications, Inc. appearing in the Company’s Annual Report on Form 10-KSB for the year ended August 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its’ behalf by the undersigned hereunto duly authorized.

CREATIVE COMPUTER APPLICATIONS, INC.
(Registrant)

By:	/S/ Steven M. Besbeck
Steven M. Besbeck, President, Chief
Executive Officer, Chief Financial Officer

Consent of Independent Certified Public Accountants

Creative Computer Applications, Inc.

Calabasas, CA

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 and Registration Statement on Form S-3 (File No. 33-89278) of our report dated October 25, 2002, relating to the financial statements of Creative Computer Applications, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended August 31, 2002.

BDO SEIDMAN, LLP

Los Angeles, California

December 11, 2002